Janus Investment Fund

Janus Henderson Diversified Alternatives Fund

Supplement dated March 19, 2019

to Currently Effective Prospectuses

Effective March 29, 2019, in an effort to enhance the description of Janus Henderson Diversified Alternatives Fund’s (the “Fund”) investment strategies and the investment techniques Janus Capital Management LLC (“Janus Capital”) employs in seeking to achieve the Fund’s investment objective, the Fund’s description of its investment strategy has been restated. Please note there is no change to the Fund’s current investment strategy or the techniques employed by Janus Capital in implementing the investment strategy.

1.	Under “Principal Investment Strategies” in the Fund Summary section of the Fund’s Prospectuses, the following information replaces the corresponding information in its entirety:

Under normal market conditions, the Fund pursues its investment objective by investing in a diverse group of return drivers, each a type of risk premium (collectively, “risk premia”), across equity, fixed income, commodity, and currency asset classes. Risk premia refers to the return that is expected for assuming a particular market risk. For example, investors expect a higher return in exchange for the perceived risks associated with investing in emerging markets as compared to investing in developed markets. Accordingly, a belief that emerging market equities may outperform developed market equities presents a risk premia opportunity. The Fund seeks to generate returns by identifying and isolating diverse sources of potential risk premia, and combining risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with a low correlation to the returns generated by investments in stocks and bonds. There is no guarantee that the Fund will be successful in meeting its investment objective.

The Fund employs a proprietary multi-factor process to allocate the Fund’s assets across the various risk premia. The process begins with an approximate equal-weighted risk to each risk premium in which the Fund invests, so that no individual risk premium contributes disproportionately to the Fund’s overall risk profile and expected returns over the long term. Next, the Fund applies additional advanced allocation methodologies to the portfolio to tactically adjust the weights of risk premia. The Fund’s portfolio managers generally rebalance risk premia allocations monthly, but may rebalance such allocations more often from time to time to adjust the Fund’s relative risk premia exposures. The rebalancing techniques used by the Fund’s portfolio managers may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. The Fund may not utilize all identified risk premia in its investment process at all times. Janus Capital believes that this allocation process may provide better risk adjusted returns than a traditional asset allocation strategy that employs fixed weights for asset classes.

The Fund employs various strategies within the equity, fixed income, commodity, and currency asset classes to identify risk premia and generate returns. These strategies may include, but are not limited to, value, carry, liquidity, momentum, volatility, and quality.

Value – Value strategies seek to take advantage of the premium that may arise from risk aversion in asset markets. Value strategies are based on the tendency for assets that are considered to be “cheap” relative to their fundamental value to outperform assets that are considered to be “expensive.”

Carry – Carry strategies seek to capture the return of an asset if prices remain the same. It is based on the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. Carry strategies imply buying high-yielding assets and selling low-yielding assets. A sample carry strategy is often implemented with currencies.

Liquidity (or illiquidity) – Liquidity investing seeks to capture the excess return (or premium) associated with less liquid assets. It is based on the tendency for investors to require compensation for the characteristic of being illiquid as well as the asset’s sensitivity to market developments that may impact its liquidity profile. As an example, small-capitalization stocks are often viewed as having an embedded “illiquidity premium.”

Momentum – Momentum investing seeks to take advantage of the movement of asset prices. It is based on the tendency of assets that are appreciating to continue appreciating and those that are depreciating to continue depreciating. Momentum is typically employed by establishing long positions in upward trending assets and short positions in downward trending assets.

Volatility – The volatility strategy seeks to compensate investors for taking volatility risk. Conceptually it is based on the difference between options’ implied and subsequently realized volatility. An example of the compensation for taking volatility risk is the premium that option sellers receive from option buyers seeking a form of financial insurance.

Quality – The quality strategy seeks to benefit from owning high-quality and low risk assets. Common quality indicators include return on equity, debt to equity, and earnings variability ratios. Quality is also referred to as a defensive premium.

As part of the process to identify and isolate specific risk premia and generate returns, the Fund may have both long and short exposure to securities and derivatives in which it invests with respect to risk premia. The Fund’s exposure to U.S. and non-U.S. investments, which may include emerging markets, will vary based on perceived investment opportunities. The Fund will make significant use of derivative instruments, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. Derivatives will be used to gain exposure to the various asset classes in which the Fund may invest, for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, and to earn income and enhance returns. The Fund may utilize swaps, including equity, interest rate, index, commodity, currency, and total return. The Fund may utilize options and futures, including forward commodity and currency contracts and U.S. Treasury, interest rate, and market index futures. The Fund’s use of options includes options purchased and sold (written). In addition, the Fund may enter into forward foreign currency exchange contracts to manage the Fund’s interest rate exposure.

The Fund intends to target an annualized volatility of approximately 6%, with an expected range of approximately 5-7%. For the fiscal year ended June 30, 2018, the Fund’s annualized volatility was 3.15%. By comparison, the 15-year historical volatility level of the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s primary benchmark index, was approximately 3.39% as of June 30, 2018. The actual volatility level of the Fund may be higher or lower than its target volatility depending on market conditions. The Fund’s exposure to derivatives will create a leveraging effect on the portfolio where market exposure exceeds amounts invested. Through its investments in derivatives, such as futures and swaps, it is expected that the Fund’s gross notional investment exposure (generally, the total value of the assets underlying a derivatives contract at the time of valuation) will range from 300% to 400% of the Fund’s net assets. This leverage will vary over time and may be significant. The Fund may have a substantial cash position due to margin and collateral requirements related to the Fund’s use of derivatives. Such margin and collateral requirements may limit the Fund’s ability to take advantage of other investment opportunities and may negatively affect the Fund’s ability to achieve its investment objective.

The Fund’s equity and fixed-income exposure may be obtained through direct investment in equity and fixed-income securities or through investment in other mutual funds or exchange-traded funds (“ETFs”). The Fund may also utilize exchange-traded notes (“ETNs”). The equity securities in which the Fund invests may involve exposure to common stocks of companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fixed-income securities in which the Fund invests may include securities of any maturity and of any credit quality, and may include exposure to government bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, zero-coupon bonds, and high-yield/high-risk bonds, also known as “junk” bonds. The Fund’s investment in ETFs and ETNs may be used to gain exposure to market indices, a basket of securities, commodities, currencies, or a particular commodity or currency.

The Fund’s exposure to the commodity markets, in whole or in part, may be made through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest in commodity-related derivatives such as futures and swaps, ETNs, and other investments such as cash or U.S. Treasuries which may serve as margin or collateral for the Subsidiary’s commodity-linked derivative positions.

Please retain this Supplement with your records.

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